UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2013

PRAIRIE WEST OIL & GAS, LTD.

(Exact name of registrant as specified in its charter)

Nevada	333-144504	20-4057712
(State or Jurisdiction)	(Commission File Number)	(IRS Employer ID Number)

9500 W. Flamingo Rd. Suite 205, Las Vegas, NV 89147

(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (702) 525-2024

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2013, the Articles of Incorporation of the registrant were amended to change the name of the registrant to Pacific Oil Company.

Exhibits

No.

Exhibits

3.1

Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAT RACING, INC.

/s/ Anthony Sarvucci

Anthony Sarvucci

Secretary and Director

July 29, 2013

EXHIBIT INDEX

No.

Exhibits

3.1

Certificate of Amendment